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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of 3dfx Interactive, Inc. of our report dated February 29, 2000, relating to the financial statements, which appears in the 3Dfx Interactive, Inc.'s 2000 Annual Report to Shareholders, which is incorporated by reference in its Annual Report on Form 10-K for the year ended January 31, 2000. We also consent to the incorporation by reference of our report dated February 29, 2000, relating to the financial statement schedule, which appears in such Annual Report on Form 10-K. We also consent to the references to us under the headings "Experts" and "Selected Financial Data" in such Registration Statement.

PricewaterhouseCoopers LLP
San Jose, California
June 5, 2000

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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of 3dfx Interactive, Inc. of our report dated February 29, 2000, relating to the financial statements, which appears in the 3dfx Interactive, Inc.'s 2000 Annual Report to Shareholders, which is incorporated by reference in its Annual Report on Form 10-K/A for the year ended January 31, 2000. We also consent to the incorporation by reference of our report dated February 29, 2000, relating to the financial statement schedule, which appears in such Annual Report on Form 10-K/A. We also consent to the references to us under the headings "Experts" and "Selected Financial Data" in such Registration Statement.

PricewaterhouseCoopers LLP
San Jose, California
June 5, 2000
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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-4 of 3dfx Interactive, Inc. of our report dated April 3, 2000, relating to the financial statements of GigaPixel Corporation. We also consent to the references to us under the headings "Experts" and "Selected Financial Data" in such Registration Statement.

PricewaterhouseCoopers LLP
San Jose, California
June 5, 2000